                                                                 Exhibit 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gardner Denver, Inc. (the "Company") on Form 10-K for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ross J. Centanni, Chairman of the Board and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ Ross J. Centanni
                                             ----------------------------
                                                 Ross J. Centanni
                                                 Chairman, President and
                                                 Chief Executive Officer
                                                 Gardner Denver, Inc.
                                                 March 15, 2005